                                                                     EXHIBIT 4.1
================================================================================


                                1-800-CONTACTS
                     THE NATION'S CONTACT LENS STORE(TM)

    [LOGO APPEARS HERE]                             [LOGO APPEARS HERE]
[INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                              CUSIP 681977 10 4


This Certifies that







is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

============================ 1-800-CONTACTS, INC. ==============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

    [SIG]                          [SEAL]                     [SIG]
  SECRETARY                                                  PRESIDENT




COUNTERSIGNED AND REGISTERED:
                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           TRANSFER AGENT AND REGISTRAR

BY

                                           AUTHORIZED SIGNATURE


================================================================================

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- _______________ Custodian _______________
  TEN ENT -- as tenants by the entireties                                      (Cust)                    (Minor)
  JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
             survivorship and not as tenants                               Act _____________________________________
             in common                                                                        (State)
                                                      UNIF TRF MIN ACT --  _______________ Custodian (until age __________)
                                                                               (Cust)
                                                                           _______________________ under Uniform Transfers
                                                                                   (Minor)
                                                                           to Minors Act _________________________________
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------
|                                     |
 --------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------- Shares
of the captial stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________



                                                       X
                                                              ------------------------------------------------------------
                                                       X
                                                              ------------------------------------------------------------
                                                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                               AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                               WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
   ------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AN CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.